SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 14, 2006
                Date of Report (Date of earliest event reported)

                                 PUDA COAL, INC.
             (Exact name of registrant as specified in its charter)


            Florida                     333-85306               65-1129912
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

                   426 Xuefu Street, Taiyuan, Shanxi Province
                         The People's Republic of China,
                    (Address of principal executive offices)

                               011-86-351-2281300
               Registrant's Telephone Number, Including Area Code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events

On August 7, 2006, Puda Coal, Inc. (the "Company") filed its report on Form 10-QSB for the second quarter ended June 30, 2006 without the completion of the report's review pursuant to SAS 100 by its independent public accountant as required by Item 310 of Regulation S-B. Once the Company's independent public accountant has completed its review, the Company will file a Form 10-QSB/A to reflect any amendments which may arise from such review.

Management believes that such amendments may be material. Specifically, the review has not been completed to reflect certain responses by the Company to comments from the Securities and Exchange Commission staff to the Company's registration statement on Form SB-2. The responses are primarily related to the method used to amortize discounts on the conversion feature of the notes and warrants issued pursuant to a private placement conducted by the Company on November 18, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PUDA COAL, INC.


Date: August 14, 2006
                                        /s/ Zhao Ming
                                        --------------------------------------
                                        Zhao Ming, Chairman
                                        Chief Executive Officer and President